TRANSOCEAN       Transocean Inc. (NYSE: RIG) Monthly Fleet Update

The information contained in this Monthly Fleet Update report (the "Information") is as of the date of the report only and is subject to change without notice to the recipient. Transocean Inc. assumes no duty to update any portion of the Information.

DISCLAIMER.  NEITHER  TRANSOCEAN  INC.  NOR  ITS  AFFILIATES MAKE ANY EXPRESS OR
-----------
IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE) REGARDING THE INFORMATION CONTAINED IN THIS REPORT, WHICH INFORMATION IS PROVIDED "AS IS." Neither Transocean Inc. nor its affiliates will be liable to any recipient or anyone else for any inaccuracy, error or omission, regardless of cause, in the information set forth in this report or for any damages (whether direct or indirect, consequential, punitive or exemplary) resulting therefrom.

No Unauthorized Publication or Use.  All information provided by Transocean Inc.
-- ------------ ----------- -- ---
in this report is given for the exclusive use of the recipient and may not be published, redistributed or retransmitted without the prior written consent of Transocean Inc.

Client Contract Duration and Dayrates and Risks Associated with Operations.  The
------ -------- -------- --- -------- --- ----- ---------- ---- ----------
duration of the client contracts is the estimated duration only, and client contracts are subject to cancellation or suspension for a variety of reasons, including some beyond the control of Transocean Inc. Also, the dayrates set forth in the report are estimates based upon the full contractual operating dayrate. However, the actual average dayrate earned over the course of any given contract will be lower and could be substantially lower. The actual average dayrate will depend upon a number of factors (rig downtime, suspension of operations, etc.) including some beyond the control of Transocean Inc. Our client contracts and operations are generally subject to a number of risks and uncertainties, and we urge you to review the description and explanation of such risks and uncertainties in our filings with the Securities and Exchange
Commission (SEC), which are available free of charge on the SEC's website at www.sec.gov.

Forward-Looking  Statement
--------------------------

The statements made in the Monthly Fleet Update that are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements made in the Monthly Fleet Update include, but are not limited to, statements involving the estimated duration of client contracts, contract dayrate amounts, and future contract commencement dates and locations. Such statements are subject to numerous risks, uncertainties and assumptions, including but not limited to, uncertainties relating to the level of activity in offshore oil and gas exploration and development, exploration success by producers, oil and gas prices, competition and market conditions in the contract drilling industry, actions and approvals of third parties, possible cancellation or suspension of drilling contracts as a result of mechanical difficulties or performance, possible cancellation or suspension of letters of intent, the Company's ability to enter into and the terms of future contracts, the availability of qualified personnel, labor relations and the outcome of negotiations with unions representing workers, operating hazards, political and other uncertainties inherent in non-U.S. operations (including the risk of war and civil disturbance, seizure or damage of equipment and exchange and currency fluctuations), the impact of governmental laws and regulations, the adequacy of sources of liquidity, the effect of litigation and contingencies and other factors described above and discussed in the Company's Form 10-K for the most recently completed fiscal year, in the Company's Forms 10-Q for subsequent periods and in the Company's other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated. You should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of the particular statement, and we undertake no obligation to publicly update or revise any forward looking statements.

Fleet  Classification.  Transocean  Inc.  uses  a  rig  classification  for  its
-----  ---------------
semisubmersible rigs and drillships to reflect the company's strategic focus on the ownership and operation of premium, high specification floating rigs. The rig classification, "High Specification Fleet," is comprised of "5th Generation Deepwater," which refers to the latest generation of semisubmersible rigs and drillships possessing the latest technical drilling capabilities and the ability to operate in water depths in excess of 7,000 feet, "Other Deepwater," which refers to semisubmersible rigs and drillships that possess the ability to drill in water depths equal to or greater than 4,500 feet, and "Other High Specification," comprised of four of the company's premium harsh environment rigs, the semisubmersibles Henry Goodrich, Paul B. Loyd, Jr., Transocean Arctic and Polar Pioneer. The category titled "Other Floaters" represents semisubmersible rigs and drillships that possess the ability to drill in water depths of up to 4,499 feet.


                              Transocean Inc. Fleet                       Page 1

TRANSOCEAN       Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : January 4, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                CURRENT
Dynamically positioned *       FLOATER  YR. ENTERED     WATER     DRILLING                                     CONTRACT
RIG TYPE/NAME                   TYPE    SERVICE (1)  DEPTH (FT.)   DEPTH     LOCATION         CLIENT        START/IDLE DATE
                               -------  -----------  -----------  --------  -----------  -----------------  ---------------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
-----------------------------
Discoverer Deep Seas           ship  *         2001       10,000    35,000  USGOM        ChevronTexaco      Jan-01
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            USGOM                           Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            USGOM        ChevronTexaco      Jan-06
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Discoverer Enterprise          ship  *         1999       10,000    35,000  USGOM        BP                 Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Discoverer Spirit              ship  *         2000       10,000    35,000  USGOM        Unocal             Sep-00
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Deepwater Discovery            ship  *         2000       10,000    30,000  Nigeria      ExxonMobil         Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Ivory Coast  VANCO              JAN-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Nigeria                         Jul-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Deepwater Frontier             ship  *         1999       10,000    30,000  Brazil       Petrobras          Mar-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Brazil                          Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Deepwater Millennium           ship  *         1999       10,000    30,000  USGOM        Anadarko           Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Deepwater Pathfinder           ship  *         1998       10,000    30,000  Nigeria      Devon              Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Deepwater Expedition(9)        ship  *         1999       10,000    30,000  Brazil       Petrobras          Oct-99
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Deepwater Horizon              semi  *         2001       10,000    30,000  USGOM        BP                 Sep-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Cajun Express                  semi  *         2001        8,500    25,000  USGOM        Dominion           Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            USGOM        ChevronTexaco      Jun-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Deepwater Nautilus(4)          semi            2000        8,000    30,000  USGOM        Shell              Jun-00
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            USGOM                           Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco Energy                   semi  *         2001        7,500    25,000  Nigeria      ChevronTexaco      Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco Express(9)               semi  *         2001        7,500    25,000  Brazil       Petrobras          Jan-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Brazil                          Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Angola       BP                 May-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------

Other Deepwater (15)
-----------------------------
Deepwater Navigator            ship  *         2000        7,200    25,000  Brazil       Petrobras          Sep-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Brazil                          Apr-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Discoverer 534                 ship  *    1975/1991        7,000    25,000  India        RELIANCE           DEC-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Discoverer Seven Seas          ship  *    1976/1997        7,000    25,000  India        ONGC               Feb-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Marianas            semi            1998        7,000    25,000  USGOM        Murphy             Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            USGOM        BP                 APR-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 707(9)                   semi  *    1976/1997        6,500    25,000  Brazil       Petrobras          Feb-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Jack Bates                     semi       1986/1997        5,400    30,000  Australia    Woodside           Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Australia    Woodside           Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Peregrine I(5)                 ship  *         1996        5,280    25,000  Brazil                          Apr-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 709                      semi  *    1977/1999        5,000    25,000  Ivory Coast  CNR                Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Nigeria                         Mar-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
M.G. Hulme, Jr.(6)             semi       1983/1996        5,000    25,000  Nigeria                         Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Richardson          semi            1988        5,000    25,000  Ivory Coast  CNR                Oct-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Jim Cunningham                 semi       1982/1995        4,600    25,000  Malta                           Oct-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Egypt        BG                 Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 710(9)                   semi  *         1983        4,500    25,000  Brazil       Petrobras          Oct-01
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Rather              semi            1988        4,500    25,000  UKNS                            Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BP                 FEB-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BP                 OCT-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BP                 DEC-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Leader(10)          semi       1987/1997        4,500    25,000  Norway       Statoil            Jul-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sovereign Explorer             semi            1984        4,500    25,000  Venezuela    Statoil            Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Trinidad     BG                 Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------

Other High Specification (4)
-----------------------------
Henry Goodrich                 semi            1985        2,000    30,000  E. Canada    Terra Nova         Feb-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            E. Canada                       Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Paul B. Loyd, Jr.              semi            1987        2,000    25,000  UKNS         BP                 Mar-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BP                 Mar-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Arctic              semi            1986        1,650    25,000  NNS          Statoil            Aug-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Polar Pioneer                  semi            1985        1,500    25,000  NNS          Statoil            Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------



                                                                         CURRENT    PREVIOUS
                                              ESTIMATED                 CONTRACT    CONTRACT
RIG TYPE/NAME                                EXPIRATION (2)             DAYRATE(3)  DAYRATE(3)
                               ---------------------------------------  ----------  ----------

HIGH SPECIFICATION FLOATERS:
5th Generation Deepwater (13)
-----------------------------
Discoverer Deep Seas           Jan-06                                   $  205,000         N/A
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 14-day shipyard program                      $  205,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Jan-07                                   $  240,000  $  205,000
-----------------------------  ---------------------------------------  ----------  ----------
Discoverer Enterprise          Dec-07                                   $  182,500  $  198,600
-----------------------------  ---------------------------------------  ----------  ----------
Discoverer Spirit              Sep-05                                   $  204,000         N/A
-----------------------------  ---------------------------------------  ----------  ----------
Deepwater Discovery            Jan-05                                   $  170,000  $  165,000
-----------------------------  ---------------------------------------  ----------  ----------
                               MAR-05                                   $  195,000  $  170,000
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 14-day shipyard program                      $  170,000
-----------------------------  ---------------------------------------  ----------  ----------
Deepwater Frontier             Jan-06                                   $  145,000  $  158,000
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 14-day shipyard program                      $  145,000
-----------------------------  ---------------------------------------  ----------  ----------
Deepwater Millennium           May-05                                   $  200,000  $  195,000
-----------------------------  ---------------------------------------  ----------  ----------
Deepwater Pathfinder           Apr-06                                   $  190,000  $  175,000
-----------------------------  ---------------------------------------  ----------  ----------
Deepwater Expedition(9)        Oct-05                                   $  135,000         N/A
-----------------------------  ---------------------------------------  ----------  ----------
Deepwater Horizon              Sep-05                                   $  165,000  $  200,000
-----------------------------  ---------------------------------------  ----------  ----------
Cajun Express                  May-05                                   $  140,000  $  125,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Jun-07                                   $  207,300  $  140,000
-----------------------------  ---------------------------------------  ----------  ----------
Deepwater Nautilus(4)          Jun-05                                   $  201,800         N/A
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 14-day shipyard program                      $  201,800
-----------------------------  ---------------------------------------  ----------  ----------
Sedco Energy                   Mar-05                                   $  175,000  $  186,400
-----------------------------  ---------------------------------------  ----------  ----------
Sedco Express(9)               Jan-05                                   $  125,000  $  110,000
-----------------------------  ---------------------------------------  ----------  ----------
                               105 day shipyard program / mob
-----------------------------  ---------------------------------------  ----------  ----------
                               May-08                                   $  165,000  $  125,000
-----------------------------  ---------------------------------------  ----------  ----------

Other Deepwater (15)
-----------------------------
Deepwater Navigator            Mar-05                                   $   99,300  $   94,300
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 30-day shipyard program                      $   99,300
-----------------------------  ---------------------------------------  ----------  ----------
Discoverer 534                 JAN-05                                   $   95,000  $  110,000
-----------------------------  ---------------------------------------  ----------  ----------
Discoverer Seven Seas          Feb-07                                   $  125,000  $  125,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Marianas            Apr-05                                   $  150,000  $   90,000
-----------------------------  ---------------------------------------  ----------  ----------
                               DEC-05                                   $  180,000  $  150,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 707(9)                   Nov-05                                   $  100,000  $  100,000
-----------------------------  ---------------------------------------  ----------  ----------
Jack Bates                     Feb-05                                   $  125,000  $  125,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Dec-05                                   $   89,000  $  125,000
-----------------------------  ---------------------------------------  ----------  ----------
Peregrine I(5)                 idle                                                 $   70,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 709                      Apr-05                                   $   80,000  $   70,000
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 21-day shipyard program
-----------------------------  ---------------------------------------  ----------  ----------
M.G. Hulme, Jr.(6)             idle                                                 $   85,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Richardson          Dec-05                                   $   85,000  $   45,000
-----------------------------  ---------------------------------------  ----------  ----------
Jim Cunningham                 90 day shipyard program - repairs                    $   65,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Jul-05                                   $   65,000  $   65,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 710(9)                   Oct-06                                   $  109,500  $   71,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Rather              60 day shipyard program - cotract prep.              $   95,000
-----------------------------  ---------------------------------------  ----------  ----------
                               OCT-05                                   $  165,000  $   95,000
-----------------------------  ---------------------------------------  ----------  ----------
                               DEC-05                                   $  190,000  $  165,000
-----------------------------  ---------------------------------------  ----------  ----------
                               JAN-06                                   $  165,000  $  190,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Leader(10)          Feb-06                                   $  173,500  $  107,500
-----------------------------  ---------------------------------------  ----------  ----------
Sovereign Explorer             Feb-05                                   $   65,000  $   65,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Aug-05                                   $   65,000  $   65,000
-----------------------------  ---------------------------------------  ----------  ----------

Other High Specification (4)
-----------------------------
Henry Goodrich                 Feb-05                                   $  106,600  $  116,600
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 28-day shipyard program                      $  106,600
-----------------------------  ---------------------------------------  ----------  ----------
Paul B. Loyd, Jr.              Mar-05                                   $  120,000  $  107,500
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-07                                   $  144,000  $  120,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Arctic              Mar-06                                   $  168,000  $  200,000
-----------------------------  ---------------------------------------  ----------  ----------
Polar Pioneer                  Jul-06                                   $  170,000  $  110,200
-----------------------------  ---------------------------------------  ----------  ----------


                              Transocean Inc. Fleet                       Page 2

TRANSOCEAN       Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : January 4, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                CURRENT
Dynamically positioned *       FLOATER  YR. ENTERED     WATER     DRILLING                                     CONTRACT
RIG TYPE/NAME                   TYPE    SERVICE (1)  DEPTH (FT.)   DEPTH     LOCATION         CLIENT        START/IDLE DATE
                               -------  -----------  -----------  --------  -----------  -----------------  ---------------

Other Floaters (25)
-----------------------------
Peregrine III                  ship  *         1976        4,200    25,000  USGOM
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 700                      semi       1973/1997        3,600    25,000  E. Guinea    A. Hess            Oct-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Legend              semi            1983        3,500    25,000  Brazil                          May-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Amirante            semi       1978/1997        3,500    25,000  USGOM        ENI                Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
C. Kirk Rhein, Jr.             semi       1976/1997        3,300    25,000  USGOM                           Mar-02
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Driller(9)          semi            1991        3,000    25,000  Brazil       Petrobras          Sep-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Falcon 100                     semi       1974/1999        2,400    25,000  USGOM        LLOG               Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 703                      semi       1973/1995        2,000    25,000  Australia    ENI                Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Australia    BHPB               Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Australia    ENI                Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Australia    OMV                MAR-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Australia                       Jun-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 711                      semi            1982        1,800    25,000  UKNS         Shell              Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean John Shaw           semi            1982        1,800    25,000  UKNS         Encana             Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 712                      semi            1983        1,600    25,000  UKNS                            Nov-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 714                      semi       1983/1997        1,600    25,000  UKNS         BG                 Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BG                 Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BG                 Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BG                 Mar-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         BG                 Apr-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Actinia                        semi            1982        1,500    25,000  India        Reliance           Oct-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 600                      semi            1983        1,500    25,000  Singapore                       Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 601                      semi            1983        1,500    25,000  Indonesia    Santos             Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Indonesia    Unocal             Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Indonesia    SANTOS             MAR-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedneth 701                    semi       1972/1993        1,500    25,000  Angola       ChevronTexaco      Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Angola       CHEVRONTEXACO      JAN-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 702                      semi       1973/1992        1,500    25,000  Australia                       Apr-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Winner              semi            1983        1,500    25,000  NNS                             Aug-02
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Searcher            semi       1983/1988        1,500    25,000  NNS          Statoil            Aug-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Prospect            semi       1983/1992        1,500    25,000  UKNS                            Oct-02
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Wildcat             semi       1977/1985        1,300    25,000  UKNS                            Oct-01
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Explorer            semi            1976        1,250    25,000  UKNS                            Jan-99
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
J.W. McLean                    semi       1974/1996        1,250    25,000  UKNS         ConocoPhillips     Aug-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 704                      semi       1974/1993        1,000    25,000  UKNS         Venture            Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         Venture            Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            UKNS         Venture            Mar-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 706                      semi       1976/1994        1,000    25,000  UKNS         TOTAL              JAN-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------



                                                                         CURRENT    PREVIOUS
                                              ESTIMATED                 CONTRACT    CONTRACT
RIG TYPE/NAME                                EXPIRATION (2)             DAYRATE(3)  DAYRATE(3)
                               ---------------------------------------  ----------  ----------

Other Floaters (25)
-----------------------------
Peregrine III                  idle                                                        N/A
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 700                      Jan-05                                   $   84,000  $   84,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Legend              idle                                                 $   55,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Amirante            Aug-05                                   $   86,800  $   50,000
-----------------------------  ---------------------------------------  ----------  ----------
C. Kirk Rhein, Jr.             idle                                                 $   63,500
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Driller(9)          Jul-06                                   $   53,000  $   52,000
-----------------------------  ---------------------------------------  ----------  ----------
Falcon 100                     Jul-05                                   $   85,000  $   42,500
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 703                      Jan-05                                   $   75,000  $   73,700
-----------------------------  ---------------------------------------  ----------  ----------
                               Feb-05                                   $   75,000  $   73,700
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-05                                   $   75,000  $   75,000
-----------------------------  ---------------------------------------  ----------  ----------
                               MAY-05                                   $   83,000  $   75,000
-----------------------------  ---------------------------------------  ----------  ----------
                               planned 14-day shipyard program                      $   75,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 711                      Dec-05                                   $   50,000  $   45,100
-----------------------------  ---------------------------------------  ----------  ----------
Transocean John Shaw           May-05                                   $   85,000  $   60,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 712                      idle                                                 $   47,700
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 714                      Jan-05                                   $   45,000  $   50,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Feb-05                                   $   47,000  $   45,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-05                                   $   50,000  $   47,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Apr-05                                   $   55,000  $   50,000
-----------------------------  ---------------------------------------  ----------  ----------
                               May-05                                   $   60,000  $   55,000
-----------------------------  ---------------------------------------  ----------  ----------
Actinia                        Jul-05                                   $   54,000  $   44,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 600                      sale pending                                         $   60,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 601                      Jan-05                                   $   66,000  $   56,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-05                                   $   66,000  $   66,000
-----------------------------  ---------------------------------------  ----------  ----------
                               MAY-05                                   $   66,000  $   66,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedneth 701                    Jan-05                                   $   70,000  $   63,000
-----------------------------  ---------------------------------------  ----------  ----------
                               MAR-05                                   $   73,000  $   70,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 702                      idle                                                 $   80,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Winner              idle                                                 $  120,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Searcher            May-05                                   $  122,000  $  103,800
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Prospect            idle                                                 $   98,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Wildcat             idle                                                 $   85,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Explorer            idle                                                 $  145,000
-----------------------------  ---------------------------------------  ----------  ----------
J.W. McLean                    Nov-05                                   $   51,000  $   60,000
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 704                      Jan-05                                   $   45,000  $   47,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-05                                   $   63,500  $   45,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-06                                   $   91,000  $   63,500
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 706                      SEP-05                                   $   78,000  $   57,000
-----------------------------  ---------------------------------------  ----------  ----------


                              Transocean Inc. Fleet                       Page 3

TRANSOCEAN       Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : January 4, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                CURRENT
Dynamically positioned *       FLOATER  YR. ENTERED     WATER     DRILLING                                     CONTRACT
RIG TYPE/NAME                   TYPE    SERVICE (1)  DEPTH (FT.)   DEPTH     LOCATION         CLIENT        START/IDLE DATE
                               -------  -----------  -----------  --------  -----------  -----------------  ---------------

Jackups (26)
-----------------------------
Interocean III                            1978/1993          300    25,000  Egypt        Zeitco             May-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Shelf Explorer                                 1982          300    20,000  Indonesia    Kodeco             Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Comet                               1980          250    20,000  Egypt        GUPCO              Oct-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Mercury                        1969/1998          250    20,000  Egypt        GUPCO              Dec-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Transocean Nordic                              1984          300    25,000  India        Reliance           Feb-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            India        ONGC               Apr-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident II                                1977/1985          300    25,000  India        ONGC               May-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident IV(11)                            1980/1999          300    25,000  Egypt        IEOC               Sep-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Italy        ENI                Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident VI                                     1981          220    21,000  India        Reliance           Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident VIII                                   1982          300    21,000  Cabinda      ChevronTexaco      Jul-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                                                            Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident IX                                     1982          400    20,000  Vietnam      JVPC               Sep-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Vietnam      JVPC               SEP-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident XII                               1982/1992          300    25,000  India        ONGC               Nov-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident XIV                               1982/1994          300    20,000  Cabinda      ChevronTexaco      May-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident 15                                     1982          300    25,000  Thailand     Unocal             Feb-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Thailand     Unocal             Feb-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                                                            May-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident 16                                     1982          300    25,000  Cambodia     ChevronTexaco      Oct-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Thailand     ChevronTexaco      Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident 17                                     1983          355    25,000  Vietnam      Petronas Carigali  May-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Trident 20                                     2000          350    25,000  Caspian      Petronas Carigali  Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Ron Tappmeyer                                  1978          300    25,000  India        ONGC               Nov-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Randolph Yost                                  1979          300    25,000  India        ONGC               Nov-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
D.R. Stewart(11)                               1980          300    25,000  Egypt        IEOC               Sep-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Italy        ENI                Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
G.H. Galloway                                  1984          300    25,000  Italy        ENI                Jul-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Harvey H. Ward                                 1981          300    25,000  Malaysia     Talisman           Jul-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Roger W. Mowell                                1982          300    25,000  Malaysia     Talisman           Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
J.T. Angel                                     1982          300    25,000  Indonesia    BP                 DEC-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
F.G. McClintock                                1975          300    25,000  India        ONGC               Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
C.E. Thornton                                  1974          300    25,000  India        ONGC               Oct-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Jupiter                                   1981/1997          170    16,000  UAE                             Sep-98
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------



                                                                         CURRENT    PREVIOUS
                                              ESTIMATED                 CONTRACT    CONTRACT
RIG TYPE/NAME                                EXPIRATION (2)             DAYRATE(3)  DAYRATE(3)
                               ---------------------------------------  ----------  ----------

Jackups (26)
----------------------------
Interocean III                 Jul-05                                   $   38,000  $   39,000
-----------------------------  ---------------------------------------  ----------  ----------
Shelf Explorer                 Jul-05                                   $   48,000  $   58,000
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Comet               Oct-05                                   $   32,000  $   27,300
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Mercury             Mar-05                                   $   33,500  $   30,500
-----------------------------  ---------------------------------------  ----------  ----------
Transocean Nordic              Mar-05                                   $   57,800  $   72,100
-----------------------------  ---------------------------------------  ----------  ----------
                               Apr-07                                   $   74,200  $   57,800
-----------------------------  ---------------------------------------  ----------  ----------
Trident II                     May-06                                   $   60,000  $   34,900
-----------------------------  ---------------------------------------  ----------  ----------
Trident IV(11)                 Jan-05                                   $   78,600  $   59,900
-----------------------------  ---------------------------------------  ----------  ----------
                               Jul-05                                   $   57,500  $   78,600
-----------------------------  ---------------------------------------  ----------  ----------
Trident VI                     Mar-05                                   $   55,000  $   53,200
-----------------------------  ---------------------------------------  ----------  ----------
Trident VIII                   Jan-05                                   $   43,000  $   37,500
-----------------------------  ---------------------------------------  ----------  ----------
                               60-day planned shipyard program                      $   43,000
-----------------------------  ---------------------------------------  ----------  ----------
Trident IX                     Sep-05                                   $   60,000  $   56,300
-----------------------------  ---------------------------------------  ----------  ----------
                               SEP-06                                   $   77,200  $   60,000
-----------------------------  ---------------------------------------  ----------  ----------
Trident XII                    Nov-06                                   $   62,250  $   57,000
-----------------------------  ---------------------------------------  ----------  ----------
Trident XIV                    Apr-05                                   $   60,000  $   75,000
-----------------------------  ---------------------------------------  ----------  ----------
Trident 15                     Feb-05                                   $   53,500  $   70,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Apr-06                                   $   59,750  $   53,500
-----------------------------  ---------------------------------------  ----------  ----------
                               40-day planned shipyard program                      $   59,750
-----------------------------  ---------------------------------------  ----------  ----------
Trident 16                     Jan-05                                   $   67,700  $   53,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-05                                   $   60,000  $   67,700
-----------------------------  ---------------------------------------  ----------  ----------
Trident 17                     Apr-06                                   $   57,500  $   62,000
-----------------------------  ---------------------------------------  ----------  ----------
Trident 20                     Jul-05                                   $   90,000  $   90,000
-----------------------------  ---------------------------------------  ----------  ----------
Ron Tappmeyer                  Nov-06                                   $   62,250  $   50,100
-----------------------------  ---------------------------------------  ----------  ----------
Randolph Yost                  Nov-06                                   $   60,750  $   64,000
-----------------------------  ---------------------------------------  ----------  ----------
D.R. Stewart(11)               Jan-05                                   $   76,000  $   51,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-05                                   $   51,000  $   76,000
-----------------------------  ---------------------------------------  ----------  ----------
G.H. Galloway                  Jul-05                                   $   51,000  $   48,000
-----------------------------  ---------------------------------------  ----------  ----------
Harvey H. Ward                 Jul-05                                   $   46,350  $   45,000
-----------------------------  ---------------------------------------  ----------  ----------
Roger W. Mowell                Nov-05                                   $   46,350  $   45,000
-----------------------------  ---------------------------------------  ----------  ----------
J.T. Angel                     OCT-05                                   $   60,000  $   50,000
-----------------------------  ---------------------------------------  ----------  ----------
F.G. McClintock                Dec-07                                   $   50,000  $   50,000
-----------------------------  ---------------------------------------  ----------  ----------
C.E. Thornton                  Oct-07                                   $   45,000  $   45,000
-----------------------------  ---------------------------------------  ----------  ----------
Jupiter                        idle
-----------------------------  ---------------------------------------  ----------  ----------


                              Transocean Inc. Fleet                       Page 4

TRANSOCEAN       Transocean Inc. (NYSE: RIG) Monthly Fleet Update

Updated : January 4, 2005
NEW FIRM CONTRACTS AND CONTRACT EXTENSIONS NOTED IN BOLD

                                                                                                                CURRENT
Dynamically positioned *       FLOATER  YR. ENTERED     WATER     DRILLING                                     CONTRACT
RIG TYPE/NAME                   TYPE    SERVICE (1)  DEPTH (FT.)   DEPTH     LOCATION         CLIENT        START/IDLE DATE
                               -------  -----------  -----------  --------  -----------  -----------------  ---------------

Self-ErectingTenders (4)
-----------------------------
Searex 9                                       1981          400    20,000  Congo                           Apr-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Searex 10                                 1983/1994          450    21,000  Cameroon                        Nov-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Angola       ChevronTexaco      Jan-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Charley Graves                                 1975          500    20,000  Singapore                       Dec-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
                                                                            Thailand     Unocal             Mar-05
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
W.D. Kent                                      1977          400    20,000  Malaysia                        Jan-03
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------

Non-U.S. Drilling Barges (4)
-----------------------------
Searex 4                                  1981/1989           21    25,000  Indonesia    Total              Sep-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Searex 6                                  1981/1991           25    25,000  Cameroon                        Jul-02
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Searex 12                                 1982/1992           25    25,000  Nigeria      Shell              Jun-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Hibiscus(7)                               1979/1993           25    16,000  Indonesia    Total              Jan-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------

Platform Rigs (1)
-----------------------------
Cliffs # 1                                  1988/98                 18,000  China
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------

Other (2)
-----------------------------
Joides Resolution(8)           ship  *         1978       27,000    30,000  Worldwide    IODP               May-04
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------
Sedco 135D                               1966/77/01          600            Brazil       SLB                Jun-01
-----------------------------           -----------  -----------  --------  -----------  -----------------  ---------------



                                                                         CURRENT    PREVIOUS
                                              ESTIMATED                 CONTRACT    CONTRACT
RIG TYPE/NAME                                EXPIRATION (2)             DAYRATE(3)  DAYRATE(3)
                               ---------------------------------------  ----------  ----------

Self-ErectingTenders (4)
-----------------------------
Searex 9                       idle                                                 $   42,000
-----------------------------  ---------------------------------------  ----------  ----------
Searex 10                      30-day planned shipyard program
-----------------------------  ---------------------------------------  ----------  ----------
                               Jan-06                                   $   41,000  $   44,000
-----------------------------  ---------------------------------------  ----------  ----------
Charley Graves                 52-day planned shipyard program                      $   40,000
-----------------------------  ---------------------------------------  ----------  ----------
                               Mar-07                                   $   40,500  $   40,000
-----------------------------  ---------------------------------------  ----------  ----------
W.D. Kent                      idle                                                 $   35,000
-----------------------------  ---------------------------------------  ----------  ----------

Non-U.S. Drilling Barges (4)
-----------------------------
Searex 4                       Sep-09                                   $   39,200
-----------------------------  ---------------------------------------  ----------  ----------
Searex 6                       idle                                                 $   27,500
-----------------------------  ---------------------------------------  ----------  ----------
Searex 12                      Jun-05                                   $   49,000  $   49,000
-----------------------------  ---------------------------------------  ----------  ----------
Hibiscus(7)                    Jan-07                                   $   47,700  $   44,300
-----------------------------  ---------------------------------------  ----------  ----------

Platform Rigs (1)
-----------------------------
Cliffs # 1                     idle
-----------------------------  ---------------------------------------  ----------  ----------

Other (2)
-----------------------------
Joides Resolution(8)           Jun-05                                   $   66,000  $   88,750
-----------------------------  ---------------------------------------  ----------  ----------
Sedco 135D                     Jun-09                                   $   28,500
-----------------------------  ---------------------------------------  ----------  ----------

Footnotes:

(1)  Dates shown are the original service date and the date of the most recent upgrade, if any.

(2)  Expiration  dates represent the company's current estimate of the earliest date the contract for each rig is likely to expire.  Some  rigs  have two contracts in continuation, so the second line shows the estimated earliest availability. Many contracts permit the client to extend the contract.

(3)  Represents  the  full  operating dayrate, although the average dayrate over the term of the contract will be lower and could  be  substantially  lower.  Does  not  reflect  incentive  programs  which are typically based on the rig's operating performance against a performance curve.

(4)  The rig is leased from its owner, an unrelated third party, pursuant to a fully defeased lease arrangement.

(5)  Although originally constructed in 1982, this unit was substantially upgraded in 1996.

(6)  Accounted for as an operating lease as a result of the sale/leaseback transaction in November 1995.

(7)  Owned by a joint venture in which the company has a 75% interest.

(8) Operated under a management contract with the rig's owner. The rig is currently engaged in scientific geological coring activities  and  is  owned  by  a joint venture in which the company has a 50% interest. Dayrate indicated reflects 100% of contract rate.

(9)  Current contract provides for a bonus incentive opportunity not reflected in the stated current contract dayrate.

(10)  Dayrate  reflects  a base level to be paid over the estimated 450-day contract period. The rig will receive a dayrate higher than the stated base level when utilized in a water depth of greater than 2,000 feet.

(11)  Rig  was  assigned by ENI to IEOC in Egypt in early September and is expected to return to ENI in Italy following the completion of work in Egypt. Increase in dayrate reflects higher operating costs associated with work in Egypt.


                              Transocean Inc. Fleet                       Page 5